SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934



                          September 28, 2000
           ------------------------------------------------
           Date of Report (Date of Earliest Event Reported)



                     THE WINNER'S EDGE.COM, INC.
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




                              Delaware
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



       0-22954                                         65-0952186
------------------------                    ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)




     1900 Corporate Blvd., Suite 400E, Boca Raton, Florida 33431
     -----------------------------------------------------------
               (Address of Principal Executive Offices)



                           (561) 988-3333
                   -------------------------------
                   (Registrant's Telephone Number)



     _____________________________________________________________
     (Former Name or Former Address, if changed since last report)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

     On August 29, 2000, The Winner's Edge.com, Inc. (the "Company") entered into a Letter of Intent with Stanton J. Freeman to acquire all of the issued and outstanding common stock of BVMnow.com, Inc. ("BVM"), a Florida corporation. The transaction is scheduled to close on or before September 30, 2000. BVM provides direct targeted permission based e-mail services. BVM's primary assets consist of approximately 4,000,000 e-mail addresses and a fully developed website featuring free software bundles and other offers of free books, videos, and music.

     The transaction was expected to close on or before September
30, 2000. Mr. Freeman has requested and the Company has agreed to extend the closing date for sixty (60) days to November 30, 2000.


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                              SIGNATURES
                              ----------

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE WINNER'S EDGE.COM, INC.


                                 ---------------------------------
September 28, 2000            By:/s/ Michael E. Fasci
                                 Michael E. Fasci
                                 Chief Financial Officer



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